EWBC Earnings Results Second Quarter 2022 July 21, 2022

Forward-Looking Statements 2 Forward-Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of East West Bancorp, Inc. (the “Company”) and are subject to significant risks and uncertainties. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic and political conditions and geopolitical events; the impacts of the ongoing COVID-19 pandemic; changes in laws or the regulatory environment, including trade, monetary and fiscal policies and laws; and changes in the commercial and consumer real estate markets and in consumer spending and savings habits. These factors also consist of those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. These statements speak only as of the date they are made and are based only on information then actually known to the Company. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP financial measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

18.3% 18.0% 19.9% 2Q21 1Q22 2Q22 Highlights of Second Quarter 2022 3 Net Income $258 million Diluted EPS $1.81 Record Average Loans $44.6 billion Average Deposits $54.1 billion Average Demand Deposits $23.9 billion Record Net Interest Income $473 million Total Revenue $551 million Adj. Efficiency Ratio* 32.9% Return on Average Assets Adjusted Pre-Tax, Pre-Provision Income* & Profitability Ratio* Tangible Return on Average Tangible Equity* Return on Average Equity Adj. PTPP income* Adj. PTPP profitability ratio* $ i n m ill io n s * See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s Earnings Press Releases. $283 $320 $370 1.97% 2.10% 2.38% $10 0 2Q21 1Q22 2Q22 16.6% 16.5% 18.2% 2Q21 1Q22 2Q22 1.56% 1.56% 1.66% 2Q21 1Q22 2Q22

4 06.30.22: Strong, Well-Diversified Balance Sheet Record Loans as of 06.30.22: $46.5 billion ($ in billions) C&I Resi. mortgage & other consumerTotal CRE IB Checking & SavingsMMDADDA Time Total Deposits as of 06.30.22: $54.3 billion ($ in billions) $23.0 42% $11.8 22% $10.1 19% $9.4 17% $15.4 33% $18.5 40% $12.6 27% $ in millions, except per share data 06.30.22 03.31.22 Cash equivalents & ST investments $ 2,615 $ 4,665 $ (2,050) Repo assets 1,423 1,957 (534) AFS debt securities 6,256 6,729 (473) HTM debt securities 3,028 2,998 30 Total Loans 46,531 43,491 $ 3,040 Allowance for loan losses (ALLL) (563) (546) (17) Net Loans $ 45,968 $ 42,945 $ 3,023 Other assets 3,104 2,947 157 Total Assets $ 62,394 $ 62,241 $ 153 Customer deposits $ 54,343 $ 54,938 $ (595) FHLB advances & repo funding 787 375 412 Other ST & LT debt & finance lease liab. 153 152 1 Other liabilities 1,502 1,073 429 Total Liabilities $ 56,785 $ 56,538 $ 247 Total Stockholders' Equity $ 5,609 $ 5,703 $ (94) Book value per share $ 39.81 $ 40.09 $ (0.28) Tangible equity* per share $ 36.44 $ 36.76 $ (0.32) Tang. equity to tang. assets ratio* 8.29% 8.47% (18) bp Q-o-Q Change * See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s Earnings Press Releases.

06.30.22: Strong Capital Ratios

- Book value per share of $39.81 as of 06.30.22: -1% Q-o-Q and +2% Y-o-Y. Tangible equity* per share of $36.44 as of 06.30.22: -1% Q-o-Q and +2% Y-o-Y.
  - Q-o-Q decline in equity: negative change in accumulated other comprehensive income ("AOCI") of $206mm, share repurchases of $100mm and dividends declared of $57mm, partially offset by net income of $258 million.
  - Negative change in AOCI due to increased unrealized losses in AFS debt securities.
- Share repurchases: $100mm, or 1.4mm shares, of common stock repurchased in 2Q22.
- Dividend: 3Q22 quarterly common stock dividend of $0.40 per share, equivalent to $1.60 per share annualized.
- Tangible equity to tangible assets ratio* of 8.3% as of 06.30.22, -18 bps from 03.31.22 and -25 bps from 06.30.21.



12.8%
12.6%
12.0%
CET1 capital ratio
12.8%
12.6%
12.0%
Tier 1 capital ratio
14.3%
13.9%
13.2%
Total capital ratio
9.1%
9.3%
9.3%
Leverage ratio
EWBC 06.30.21
EWBC 03.31.22
EWBC 06.30.22**

**The Company has elected to use the 2020 CECL transition provision in the calculation of its June 30, 2021, March 31, 2022, and June 30, 2022 regulatory capital ratios. The Company's June 30, 2022 regulatory capital ratios are preliminary.

EAST WEST BANK

* See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases.

5

Total CRE 40% Total Resi. Mortgage & Other Consumer 27% C&I 33% 6 Total Loans: C&I Loans by Industry as % of Total Loans Outstanding 06.30.22: Diversified Commercial Loan Portfolio ▪ C&I loans: $15.4bn loans O/S plus $6.6bn undisbursed commitments: $22.0bn total commitments as of 06.30.22. ▪ EOP loans HFI O/S: up $539mm, +15% Q-o-Q annualized. ▪ Total commitments: up $1.0bn, +20% Q-o-Q annualized. ▪ Avg. loans O/S: up $715mm, +20% Q-o-Q annualized. ▪ C&I utilization: 70% as of 06.30.22, vs. 70% as of 03.31.22. ▪ China loans O/S (mainland + Hong Kong): $2.2bn as of 06.30.22, up from $2.0bn as of 03.31.22. Portfolio primarily consists of C&I loans, well-diversified by industry. $15.4bn 5% 11% General Manufacturing & Wholesale Private Equity Entertainment Food-related Industries: 1%; Healthcare: 1%; Consumer Goods: 1%; Oil & Gas: 1%. Real Estate related Clean Energy Technology & Life Science All Other C&I $46.5 billion Total Loans } 4% 3% 2% 2% 2%

C&I 33% MFR, 10% Retail, 9% Industrial, 7% Office, 7% Hotel, 5% All other CRE, 2% Total Resi. Mortgage & Other Consumer 27% Total CRE 40% 06.30.22: Diversified Commercial Real Estate Portfolio 7 Total Loans: Total CRE Loans by Property Type as % of Total Loans Outstanding ▪ Total CRE loans: $18.5bn as of 06.30.22: up $1.6bn, +37% Q-o-Q annualized. ▪ Avg. CRE loans: up $1.2bn, +30% Q-o-Q annualized. ▪ Geographic distribution of CRE reflects EWBC’s branch footprint. ▪ Construction & land loans (in All other CRE): $516mm, or 1.1% of total loans. Total construction & land exposure of $948mm: loans O/S plus $432mm in undisbursed commitments. $18.5 billion Total CRE Loans Total CRE: Distribution by Geography $18.5bn $46.5 billion Total Loans SoCal 51% NorCal 21% NY 5% TX 9% WA 3% Other 11%

<=50% 40% >50% to 55% 17% >55% to 60% 15% >60% to 65% 18% >65% to 70% 6% >70% 4% Total CRE: Distribution by LTV 8 06.30.22: Low LTV Commercial Real Estate Portfolio CRE Size & LTV by Property Type Weighted avg. LTV based on commitment. * Construction & Land avg. size based on total commitment. ▪ High percentage of CRE loans have full recourse & personal guarantees from individuals or guarantors with substantial net worth. ▪ Many of our customers have long-term relationships with East West Bank. $2.7 million Avg. size of loan outstanding 52% Avg. LTV ($ in millions) Total Portfolio Size Weighted Avg. LTV Average Loan Size Multifamily 4,444$ 52% 1.6$ Retail 4,016$ 48% 2.3$ Industrial 3,376$ 50% 2.8$ Office 3,050$ 54% 4.0$ Hotel 2,115$ 54% 9.0$ Construction & Land* 516$ 57% 12.4$ Other 1,010$ 51% 3.4$ Total CRE 18,526$ 52% 2.7$

<=50% 38% >50% to 55% 13% >55% to 60% 41% >60% 8% 06.30.22: Low LTV Residential Mortgage Portfolio 9 Resi. Mortgage: Distribution by Geography Resi. Mortgage: Distribution by LTV $12.5 billion Resi. Mortgage Loans Outstanding $426,000 Avg. loan size* 52% Avg. LTV* ▪ Residential mortgage (SFR + HELOC) loans: $12.5bn loans O/S as of 06.30.22: up $964.5mm, +33% Q-o-Q annualized. ▪ SFR: $10.2bn as of 06.30.22. ▪ HELOC: $2.3bn loans O/S + $2.9bn in undisbursed commitments: $5.2bn total with 44% utilization as of 06.30.22. ▪ Avg. resi. mortgage loans: up $620mm, +22% Q-o-Q annualized. ▪ Residential mortgage origination volume: residential mortgage origination volume of $1.7bn in 2Q22, up +51% Q-o-Q and up 45% Y-o-Y. ▪ Primarily originated through East West Bank branches. ▪ As of 06.30.22, 84% of HELOC commitments in first lien position. * Combined LTV for 1st and 2nd liens; based on commitment. Avg. size based on loan O/S for SFR and commitment for HELOC. SoCal 41% NorCal 16% NY 27% WA 7% TX 2% Other 7%

06.30.22: Asset Quality Metrics by Portfolio

NPAs / Total Assets


0.38%
0.28%
0.17%
0.15%
0.14%
06.30.21
09.30.21
12.31.21
03.31.22
06.30.22
Nonaccrual loans
OREO & other NPAs

Asset quality of the loan portfolio continues to be strong.

- Nonperforming assets down 5% Q-o-Q, NPA ratio improved 1 bp Q-o-Q: NPAs were $90mm as of 06.30.22 (0.14% of assets), down from 0.15% of assets as of 03.31.22. OREO and other foreclosed assets down to zero.
- Accruing loans 30-89 days past due: $39mm as of 06.30.22 (0.08% of loans), vs. $65mm as of 03.31.22 (0.15% of loans) & $55mm as of 06.30.21 (0.14% of loans).
- Criticized loans: $1,022mm (2.20% of loans) as of 06.30.22, vs. 1.92% of loans as of 03.31.22.
  - Classified: $432mm (0.93% of loans) as of 06.30.22, vs. 0.99% of loans as of 03.31.22.
  - Special mention: $590mm (1.27% of loans) as of 06.30.22, vs. 0.93% of loans as of 03.31.22.

Criticized Loans / Total Loans


2.6%
2.5%
2.0%
1.9%
2.2%
1.0%
1.1%
0.9%
0.9%
1.3%
1.6%
1.4%
1.1%
1.0%
0.9%
06.30.21
09.30.21
12.31.21
03.31.22
06.30.22
Classified loans
Special Mention loans

Criticized Ratio by Loan Portfolio
(as of 06.30.22)


2.5%
3.3%
0.4%
C&I
CRE
Resi. mortgage & consumer
Classified loans
Special Mention loans

Nonaccrual Ratio by Loan Portfolio
(subset of Classified)
(as of 06.30.22)


0.3%
0.1%
0.3%
C&I
CRE
Resi. mortgage & consumer

EAST WEST BANK

10

$586 $560 $542 $546 $563 1.46% 1.38% 1.30% 1.25% 1.21% 0.50% $200 $700 06.30.21 09.30.21 12.31.21 03.31.22 06.30.22 ALLL ALLL/Loans HFI ▪ ALLL coverage of loans: 1.21% as of 06.30.22, vs. 1.25% as of 03.31.22. Q-o-Q change in the ALLL and the coverage ratio largely reflects the mix of the loan portfolio as of 06.30.22, as well as 2Q22 loan growth. ▪ Net recoveries in 2Q22 of $7mm, primarily from C&I loans. ▪ 2Q22 net recovery ratio of (0.06)% (ann.), improved from net charge-off ratio of 0.08% (ann.) in 1Q22. ▪ Provision for credit losses in 2Q22: $13.5mm, vs. $8mm in 1Q22. 2Q22: Allowance for Loan Losses & Credit Costs 11 Composition of ALLL by Portfolio: Allowance for Loan Losses Coverage Ratio $ i n m ill io n s Provision for Credit Losses & Net Charge-offs $ i n m ill io n s $ i n m ill io n s ; ra ti o i s a llo w a n c e c o v e ra g e b y p o rt fo lio ALLL by Loan Type: C&I Total CRE Resi. mortgage & consumer Total: $546 Total:1.25%Total: $563 Total:1.21% $(15) $(10) $(10) $8 $13.5 $13 $13.5 $10 $8 $(7) 0.13% 0.13% 0.10% 0.08% -0.06% -0.07% $(25) 2Q21 3Q21 4Q21 1Q22 2Q22 Provision for credit losses Net charge-offs NCO ratio (ann.) HFI represents Held for Investment. 340 363 2.34% 2.38% 182 173 1.07% 0.94% 24 27 0.21% 0.21% 03.31.22 06.30.22 03.31.22 06.30.22

2Q22: Summary Income Statement

$ in millions, except per share data & ratios		2Q22		1Q22		2Q22 vs. 1Q22 $ Change	2Q22 vs. 1Q22 % Change
Total net interest income	$	473.0	$	415.6	$	57.4	14%
Fee income & net GOS of loans*		64.8		65.0		(0.2)	-0.2%
GOS of AFS debt securities		0.03		1.3		(1.3)	-98%
Other		13.6		13.4		0.2	1%
Total noninterest income	$	78.4	$	79.7	$	(1.3)	-2%
Total revenue	$	551.4	$	495.4	$	56.0	11%
Adjusted noninterest expense**	$	181.4	$	175.0	$	6.4	4%
Amortization of tax credit & other investments + core deposit intangibles		15.5		14.4		1.1	7%
Total noninterest expense	$	196.9	$	189.4	$	7.5	4%
Provision for credit losses	$	13.5	$	8.0	$	5.5	69%
Income tax expense		82.7		60.3		22.4	37%
Effective tax rate		24%		20%		4%	
Net Income (GAAP)	$	258.3	$	237.7	$	20.6	9%
Diluted EPS	$	1.81	$	1.66	$	0.15	9%
Weigh. avg. diluted shares (in mm)		142.4		143.2		(0.8)	-1%

Comments

- Record net interest income: $473mm, up 14% Q-o-Q (+55% LQA).
- Stable customer-driven fee income and GOS of SBA loans: $65mm.
- Amortization of tax credit & other investments: $15mm in 2Q22, vs. $14mm in 1Q22: Q-o-Q variability reflects the impact of investments that close in a given period. Amortization of tax credit investments expected to be approx. $40mm in 3Q22 and $25mm in 4Q22, based on tax credit investments expected for the second half of the year.
- Tax expense: YTD effective tax rate was 22% for 1H22, and the income tax expense was $83mm in 2Q22 and $60mm in 1Q22.
- The full-year 2022 effective tax rate is expected to be approximately 21%, including impact from tax credit investments expected for the second half of the year.

* See slide 17 for noninterest income detail by category.

EAST WEST BANK

** See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases.

12

2Q22: Average Balance Sheet: Growth & Mix

Average Loans & Q-o-Q Change



$ in billions
$39.6
10.6
15.2
13.8
+3%
$40.0
11.1
15.4
13.5
+6%
$40.5
11.2
15.7
13.6
+16%
$42.1
11.4
16.4
14.3
+24%
$44.6
12.0
17.6
15.0
2Q21
3Q21
4Q21
1Q22
2Q22
C&I
Total CRE
Residential mortgage & other consumer
LQA avg. total loan growth

- 2Q22 avg. loan growth: +24% LQA (+$2.5bn Q-o-Q). Growth in all major loan portfolios: CRE (+30% LQA), C&I (+20% LQA), and residential mortgage (+22% LQA).
- Strong avg. loan growth drove favorable shift in AEA mix into higher yielding assets. Loans up to 76% of AEA in 2Q22 vs. 72% in 1Q22 and 72% in 2Q21.
- 2Q22 avg. deposit growth: +1% LQA (+$104.5mm Q-o-Q). Growth in non-IB DDA (+$455mm, +8% LQA), CDs (+$139mm, +7% LQA), and IB checking & savings (+$104.5mm, +4% LQA); decrease in MMDA (-$593mm, -18% LQA).
- Avg. DDA made up 44% of avg. deposits in 2Q22, up from 43% in 1Q22 and 39% in 2Q21.

Average Deposits & Q-o-Q Change



$ in billions
$50.2
8.5
9.4
12.6
19.7
+26%
$53.5
8.3
9.4
12.6
23.2
+6%
$54.3
8.1
9.3
12.9
24.0
-2%
$54.0
8.1
9.6
12.9
23.4
+1%
$54.1
8.2
9.7
12.3
23.9
2Q21
3Q21
4Q21
1Q22
2Q22
DDA
MMDA
IB Checking & Savings
Time
LQA avg. total deposit growth

Avg. Earning Asset ("AEA") Mix & Loan-to-Deposit Ratio



9%
19%
L/D: 79%
12%
19%
L/D: 75%
10%
21%
L/D: 75%
8%
20%
L/D: 78%
5%
19%
L/D: 82%
2Q21
3Q21
4Q21
1Q22
2Q22
Loans / AEA
IB Cash & equivalent / AEA
Securities & other / AEA
Avg. Loan / Deposit Ratio

EAST WEST BANK

13

2Q22: Net Interest Income & Net Interest Margin 14 ▪ 2Q22 record net interest income: $473mm, +14% Q-o-Q (+55% LQA) from $416mm in 1Q22. ▪ 2Q22 NIM: 3.23%, +36 bps Q-o-Q. ▪ Q-o-Q increase in NIM: higher loan (+25 bps) and other earning asset yields (+6 bps), combined with favorable average earning asset mix shift (+12 bps), partially offset by higher cost of IB funding (-7 bps). ▪ Changes in yields and rates reflected rising benchmark interest rates during the year, as well as asset sensitivity of variable-rate loan portfolio. Impact to NIM from Q-o-Q Change in Yields, Rates & Balance Sheet Mix $ i n m ill io n s 1Q22 NIM 2Q22 NIM Avg. earning asset mix shift +25 bps +12 bps 1Q22 NIM: 2.87% Net Interest Income & Net Interest Margin Higher loan yields 2Q22 NIM: 3.23% +6 bps Higher other AEA yields $376 $396 $406 $416 $473 2.75% 2.70% 2.73% 2.87% 3.23% 0.25% 0.25% 0.25% 0.29% 0.93% $100 $150 $200 $250 $300 $350 $400 $450 $500 2Q21 3Q21 4Q21 1Q22 2Q22 NII NIM Avg. Fed Funds Rate -7 bps Higher IB funding cost

357 361 359 363 395 3.25% 3.25% 3.25% 3.29% 3.93% 0.10% 0.09% 0.09% 0.22% 0.98% 0 2Q21 3Q21 4Q21 1Q22 2Q22 Avg. loan yield Avg. Prime Rate Avg. 1M LIBOR Rate 327 342 411 Total CRE 2Q22: Loan Yields: Average & Spot 15 Loan Coupon Spot Rate (in bps) by Portfolio * C&I spot rate excludes PPP, credit cards, deposit overdraft & micro-finance loans. Avg. Loan Yield (in bps) Relative to Prime Rate & LIBOR 12.31.21 03.31.22 Avg. Loan Yield: Avg. yield in 2Q22: 3.95%, comprising 3.83% in avg. coupon rate plus 0.12% in other yield adjustments. Coupon spot rate was 4.19% as of 06.30.22. Total fixed rate and hybrid in fixed period: 37%. Variable: LIBOR or SOFR rates Hybrid in fixed rate period Fixed rate Variable: Prime rate Variable: all other rates Loan Portfolio by Index Rate (06.30.22) 06.30.22 C&I: 86% variable rate. 407 403 404 SFR 411 422 520 HELOC Total CRE: 65% variable rate. SFR: 44% hybrid in fixed-rate period & 40% fixed rate. HELOC: Prime- based, variable rate portfolio. 20% 17% 26% 32% 5% 322 336 427 C&I*

14 12 10 10 1724 21 18 17 30 0 25 50 75 100 125 150 175 200 2Q21 3Q21 4Q21 1Q22 2Q22 Avg. cost of total deposits Avg. cost of IB deposits Target Fed Funds Rate 2Q22 Average Deposits: $54.1 billion ($ in billions) 2Q22: Cost of Deposits: Average & Spot 16 Average Cost of Deposits (in bps) Relative to Target Fed Funds Rate Deposit Spot Rate (in bps) vs. Loan Coupon Spot Rate (in bps) & Cumulative Beta* DDA MMDA IB Checking & Savings Time $23.9 44% $12.3 23% $9.7 18% $8.2 15% 12.31.21 03.31.22 06.30.22 Cumulative beta* as of 06.30.22 vs. Fed Funds target rate: 15% since 12.31.21. Cumulative beta* of 06.30.22 vs. Fed Funds target rate: 26% since 12.31.21. Cumulative beta* of 06.30.22 vs. Fed Funds target rate: 50% since 12.31.21. 16 20 55 IB Deposits Spot Rate 9 11 32 Total Deposits Spot Rate * Beta represents change in metric between 06.30.22 and 12.31.21, divided by change in target Fed Funds rate between 06.30.22 and 12.31.21. 344 355 419 Total Loan Coupon Spot Rate

2Q22: Noninterest Income Detail ▪ Total noninterest income: $78mm in 2Q22, compared with $80mm in 1Q22. ▪ Fee income and net gains on sales of loans: $65mm in 2Q22: stable Q-o-Q and up 3% Y-o-Y. 17 Interest Rate Contracts and Other Derivative Income Detail ($ in millions) 2Q21 1Q22 2Q22 Revenue $ 2.2 $ 3.5 $ 3.5 MTM (5.4) 7.6 6.3 Total $ (3.2) $ 11.1 $ 9.8 * Fee income excludes MTM adjustments related to IRC and other derivatives; net gains on sales of securities; other investment income and other income. Fee Income* & Net Gains on Sales of Loans $ i n m ill io n s 17 20 22 21 19 20 13 13 11 8 6 7 2 4 42 3 1$63 $65 $65 2Q21 1Q22 2Q22 Gain on Loans IRC Revenue Wealth Management Fees Foreign Exchange Income Lending Fees Deposit Account Fees

2Q22: Operating Expense & Efficiency 18 Adjusted Noninterest Expense* $ i n m ill io n s Adjusted Efficiency Ratio* ▪ 2Q22 noninterest expense: $197mm. ▪ 2Q22 adj. noninterest expense*: $181mm, an increase of $6mm, or 4%, Q-o-Q from seasonally lower $175mm in 1Q22. ▪ Adj. efficiency ratio* was 33% in 2Q22, vs. 35% in 1Q22. ▪ Consistently achieving industry-leading operating efficiency. 36.3% 35.3% 32.9% 2Q21 1Q22 2Q22 105 116 113 15 15 15 12 11 108 9 11 22 24 32$162 $175 $181 2Q21 1Q22 2Q22 All other Deposit related expenses Computer software & Data processing Occupancy & Equipment Comp and employee benefits ** See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s Earnings Press Releases.

Management Outlook: Full Year 2022 19 Earnings drivers FY 2022 expectations compared with FY 2021 results Prior outlook 2021 actual End of Period Loans (ex. PPP)* ▪ Increase at a percentage rate of approximately 16% to 18% Y-o-Y. ▪ Increase at a percentage rate of approximately 13% to 15% Y-o-Y. $41.2 billion (ex. PPP) +12% Y-o-Y (ex. PPP) Net Interest Income (ex. PPP)* ▪ Increase at a percentage rate of approximately 30% to 35% Y-o-Y. ▪ Increase at a percentage rate of approximately 22% to 24% Y-o-Y. $1.5 billion (ex. PPP) +10.5% Y-o-Y Adj. Noninterest Expense** (ex. tax credit investment & core deposit intangible amortization) ▪ Increase at a percentage rate of approximately 9% to 10% Y-o-Y. ▪ Increase at a percentage rate of approximately 8% Y-o-Y. $671 million +6% Y-o-Y Credit Items ▪ Provision for credit losses in the range of $60 million to $70 million. ▪ Provision for credit losses in the range of $50 million to $60 million. $(35) million in 2021 & $211 million in 2020 Tax Items ▪ Full-year 2022 effective tax rate of approximately 21%, including the impact of tax credit investments. ▪ Amortization of tax credit investments is expected to be approx. $40mm in 3Q22 and $25mm in 4Q22. ▪ Full-year 2022 effective tax rate of approximately 18% to 19%, including the impact of tax credit investments. FY effective tax rate: 17% Interest Rates ▪ Fed Funds rate of 3.50% by 12.31.22, up from 0.50% as of 03.31.22, and 0.25% as of 12.31.21. ▪ Forward interest rate curve as of 06.30.22. ▪ Fed Funds rate of 2.50% by 12.31.22. ▪ Forward interest rate curve as of 03.31.22. No change to Fed Funds rate in 2021 * PPP loans were $153.3 million as of 06.30.22, and $534.2 million as of 12.31.21. Income related to PPP loans was $6.5 million in 1H22, and $55.2 million in FY2021. ** See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s Earnings Press Releases.

APPENDIX

Appendix: GAAP to Non-GAAP Reconciliation 21 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Adjusted efficiency ratio represents adjusted noninterest expense divided by revenue. Adjusted pre-tax, pre-provision profitability ratio represents revenue less adjusted noninterest expense, divided by average total assets. Adjusted noninterest expense excludes the amortization of tax credit and other investments and the amortization of core deposit intangibles. Management believes that the measures and ratios presented below provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods. (1) Annualized Three Months Ended June 30, 2022 March 31, 2022 June 30, 2021 Net interest income before provision for (reversal of) credit losses $ 472,952 $ 415,613 $ 376,473 Total noninterest income 78,444 79,743 68,431 Total revenue (a) $ 551,396 $ 495,356 $ 444,904 Total noninterest expense (b) $ 196,860 $ 189,450 $ 189,523 Less: Amortization of tax credit and other investments (14,979) (13,900) (27,291) Amortization of core deposit intangibles (488) (511) (710) Adjusted noninterest expense (c) $ 181,393 $ 175,039 $ 161,522 Efficiency ratio (b)/(a) 35.70% 38.25% 42.60% Adjusted efficiency ratio (c)/(a) 32.90% 35.34% 36.30% Adjusted pre-tax, pre-provision income (a)-(c) = (d) $ 370,003 $ 320,317 $ 283,382 Average total assets (e) $ 62,232,841 $ 61,758,048 $ 57,771,837 Adjusted pre-tax, pre-provision profitability ratio (1) (d)/(e) 2.38% 2.10% 1.97% Adjusted noninterest expense/average assets (1) (c)/(e) 1.17% 1.15% 1.12%

Appendix: GAAP to Non-GAAP Reconciliation 22 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Tangible equity and tangible equity to tangible assets ratio are non-GAAP financial measures. Tangible equity and tangible assets represent stockholders’ equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion. (1) Includes core deposit intangibles and mortgage servicing assets. June 30, 2022 March 31, 2022 June 30, 2021 Stockholders’ equity (a) $ 5,609,482 $ 5,703,456 $ 5,547,548 Less: Goodwill (465,697) (465,697) (465,697) Other intangible assets (1) (8,537) (9,044) (10,309) Tangible equity (b) $ 5,135,248 $ 5,228,715 $ 5,071,542 Total assets (c) $ 62,394,283 $ 62,241,456 $ 59,854,876 Less: Goodwill (465,697) (465,697) (465,697) Other intangible assets (1) (8,537) (9,044) (10,309) Tangible assets (d) $ 61,920,049 $ 61,766,715 $ 59,378,870 Total stockholders’ equity to total assets ratio (a)/(c) 8.99% 9.16% 9.27% Tangible equity to tangible assets ratio (b)/(d) 8.29% 8.47% 8.54%

Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

Tangible return on average tangible equity represents tangible net income divided by average tangible equity. Tangible net income excludes the after-tax impacts of the amortization of core deposit intangibles and mortgage servicing assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion.

		Three Months Ended			Six Months Ended	
		June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net income	(e)	$ 258,329	$ 237,652	$ 224,742	$ 495,981	$ 429,736
Add: Amortization of core deposit intangibles		488	511	710	999	1,442
Amortization of mortgage servicing assets		364	392	420	756	834
Tax effect of amortization adjustments [2]		(245)	(260)	(321)	(505)	(646)
Tangible net income	(f)	**$ 258,936**	**$ 238,295**	**$ 225,551**	**$ 497,231**	**$ 431,366**
Average stockholders' equity	(g)	$ 5,682,427	$ 5,842,615	$ 5,425,952	$ 5,762,078	$ 5,382,267
Less: Average goodwill		(465,697)	(465,697)	(465,697)	(465,697)	(465,697)
Average other intangible assets [1]		(8,827)	(9,207)	(10,827)	(9,016)	(11,209)
Average tangible equity	(h)	**$ 5,207,903**	**$ 5,367,711**	**$ 4,949,428**	**$ 5,287,365**	**$ 4,905,361**
Return on average equity [3]	(e)/(g)	**18.23%**	**16.50%**	**16.61%**	**17.36%**	**16.10%**
Tangible return on average tangible equity [3]	(f)/(h)	**19.94%**	**18.00%**	**18.28%**	**18.96%**	**17.73%**

(1) Includes core deposit intangibles and mortgage servicing assets.
(2) Applied statutory tax rate of 28.77% for the three and six months ended June 30, 2022 and the three months ended March 31, 2022. Applied statutory tax rate of 28.37% for the three and six months ended June 30, 2021.
(3) Annualized.

EASTWESTBANK

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